UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2013

Commission file number 001-11625

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, CH-8200 Schaffhausen, Switzerland

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On December 10, 2013, Pentair Ltd. (“Pentair”) entered into a Merger Agreement (the “Merger Agreement”) with Pentair plc, a newly-formed Irish public limited company and subsidiary of Pentair (“Pentair-Ireland”). Under the Merger Agreement, and subject to the conditions set forth in the Merger Agreement, Pentair will merge with and into Pentair-Ireland, with Pentair-Ireland being the surviving company (the “Merger”), thereby changing the jurisdiction of organization of the publicly-traded parent company from Switzerland to Ireland. Pentair shareholders will receive one ordinary share of Pentair-Ireland for each common share of Pentair held immediately prior to the Merger.

Upon completion of the Merger, Pentair-Ireland intends to manage its affairs so that it is centrally managed and controlled in the United Kingdom (the “U.K.”) and therefore have its tax residency in the U.K. Pentair-Ireland will continue to own and conduct the same businesses as Pentair owned and conducted prior to the Merger, except that Pentair-Ireland will replace Pentair as the publicly-traded parent company. Pentair-Ireland will remain subject to U.S. Securities and Exchange Commission (“SEC”) reporting requirements and the applicable corporate governance rules of the New York Stock Exchange (the “NYSE”).

The Merger is subject to Pentair shareholder approval of the Merger Agreement and certain other conditions. Pentair’s shareholders will be asked to vote to approve the Merger Agreement at an extraordinary general meeting of shareholders, which Pentair expects to be held during the second quarter of 2014.

The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 and incorporated herein by reference.

Caution Concerning Forward-Looking Statements

This communication contains statements that Pentair believes to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “positioned,” “strategy,” “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond Pentair’s control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the ability to complete the change in place of incorporation and to realize the expected benefits from such change and the change in tax residence; the ability to successfully integrate Pentair, Inc. and the Flow Control business and achieve expected benefits from such combination; overall global economic and business conditions; competition and pricing pressures in the markets we serve; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit tax benefits or increase tax liabilities; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in Pentair’s filings with the SEC, including in Pentair’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2013 and Pentair’s 2012 Annual Report on Form 10-K. All forward-looking statements speak only as of the date of this communication. Pentair assumes no obligation, and disclaims any obligation, to update the information contained in this communication.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. In connection with the proposed change in place of incorporation, Pentair-Ireland will file a registration statement on Form S-4 with the SEC. Such registration statement will include a proxy statement of Pentair that also constitutes a prospectus of Pentair-Ireland, and the proxy statement/prospectus will be sent to Pentair shareholders. In addition, each of Pentair and Pentair-Ireland will be filing documents with the SEC, which contain other relevant materials in connection with the proposed change in place of incorporation. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND ANY OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CHANGE IN PLACE OF INCORPORATION, PENTAIR AND

PENTAIR-IRELAND. Shareholders may obtain a free copy of the proxy statement/prospectus (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov or at Pentair’s website at www.pentair.com. These documents (when available) can also be obtained free of charge from Pentair upon written request to Investor Relations Department, Pentair, 5500 Wayzata Blvd., Suite 800, Minneapolis, MN 55416-1259 or by calling (800) 328-9626.

PARTICIPANTS IN THE SOLICITATION

Pentair and its directors and officers may be deemed to be participants in the solicitation of proxies from Pentair’s shareholders in connection with the change in place of incorporation. Information about these persons is set forth in Pentair’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC on February 26, 2013, and amended on February 28, 2013, and in Pentair’s proxy statement relating to its 2013 Annual General Meeting of Shareholders, as filed with the SEC on March 13, 2013.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit	Description

2.1	Merger Agreement, dated December 10, 2013, between Pentair Ltd. and Pentair plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 10, 2013.

PENTAIR LTD.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated December 10, 2013

Exhibit	Description

2.1	Merger Agreement, dated December 10, 2013, between Pentair Ltd. and Pentair plc.